                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934





        Date of Report (Date of earliest event reported): January 6, 1997


                        VIDEO LOTTERY TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



                  Delaware                           0-19322                            81-0470853
                  (State or other                    (Commission                        (I.R.S. Employer
                   jurisdiction                      File Number)                       Identification No.)
                  of incorporation)



           115 Perimeter Center Place, Suite 911, Atlanta, GA 30346
             (Address of principal executive offices and zip code)


                                 (770) 481-1800
              (Registrant's telephone number, including area code)

ITEM 5.           OTHER EVENTS

         On January 6, 1997, the Board of Directors of Video Lottery Technologies, Inc. (VLT) responded by letter to Mr. William Spier's letter to the Company dated December 31, 1996. A copy of the letter to Mr. William Spier is attached as Exhibit 99 hereto.




ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

                Exhibit 99 Letter by the Board of Directors of Video Lottery Technologies, Inc., to Mr. William Spier, dated January 6, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    VIDEO LOTTERY TECHNOLOGIES, INC.



Date:  January 6, 1997             /s/ Janet M. Bjork
                                   --------------------------
                                   Janet M. Bjork
                                   Assistant Secretary
                                   (authorized to sign on behalf of Registrant)

                                  EXHIBIT INDEX

Exhibit                                                                     Page
Number            Description                                              Number
------            -----------                                              ------
99                Letter to William Spier dated January 6, 1997             5